LORD ABBETT SECURITIES TRUST

Lord Abbett All Value Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Opportunities Fund

Lord Abbett Large Cap Value Fund

Lord Abbett Value Opportunities Fund

Supplement dated February 2, 2009 to the

Prospectus dated March 1, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

Effective February 17, 2009, the following replaces the subsection titled “The Fund – Management – Investment Managers” in the Prospectus:

Portfolio Managers.  Each Fund is managed by an experienced portfolio manager or a team of portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.  The Statement of Additional Information contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Effective February 17, 2009, the following replaces the subsection titled “The Fund – Management – All Value Fund” in the Prospectus:

All Value Fund.  The portfolio management team is headed by Robert P. Fetch, Partner and Director.  Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett’s micro cap, small cap, small-mid cap and multi cap value investment strategies.  Mr. Fetch has been a portfolio manager for the Fund since 1999.  Assisting Mr. Fetch is Deepak Khanna, Portfolio Manager.  Mr. Khanna returned to Lord Abbett in 2007 from Jennison Associates LLC where he was Managing Director from 2005-2007.  Mr. Khanna’s former experience at Lord Abbett includes serving as senior research analyst for other investment strategies from 2000-2005.  Messrs. Fetch and Khanna are jointly and primarily responsible for the day-to-day management of the Fund.

Effective February 17, 2009, the following replaces the subsection titled “The Fund – Management – Value Opportunities Fund” in the Prospectus:

Value Opportunities Fund.  Thomas B. Maher, Portfolio Manager, and Justin C. Maurer, Portfolio Manager, are jointly and primarily responsible for the day-to-day management of the Fund.  Mr. Maher joined Lord Abbett in 2003 and has been a member of the team since 2005.  He was formerly a Senior Equity Analyst at Invesco.  Mr. Maurer joined Lord Abbett in 2001 and has been a member of the team since 2007.

Effective February 2, 2009, the following replaces “Your Investment – Sales Charges – Reducing Your Class A Front-End Sales Charge – Letter of Intention” in the Prospectus (for all classes except Class I shares):

•                  Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge.   The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention.  Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction.  Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention.  Shares purchased through reinvestment of dividends or distributions are not included.  Class F, R2, and R3 share holdings may not be combined for these purposes.

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